                                 SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                              WALBRO CORPORATION
- -------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


- -------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------
    [X] Fee paid previously with preliminary materials.

        ------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

    (3) Filing party:

        ------------------------------------------------------------------------

    (4) Date filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                               WALBRO CORPORATION
                              6242 GARFIELD STREET
                           CASS CITY, MICHIGAN  48726
                                 (517) 872-2131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                      AND

                                PROXY STATEMENT

                                 MARCH 10, 1995


To the Stockholders of
Walbro Corporation


  The Annual Meeting of the stockholders of Walbro Corporation, a Delaware corporation, will be held in Chicago, Illinois at Harris Trust and Savings Bank, 111 West Monroe Street, on April 19, 1995 at 11:00 a.m., for the following purposes:


  (1) To elect two Directors to serve for a term of three years or until their successors have been elected and qualified;

  (2) To approve the Amended and Restated Walbro Corporation Equity Based Long Term Incentive Plan;

  (3) To amend the Walbro Corporation Restated Certificate of Incorporation to increase the Company's authorized capital and the authorized shares of Common Stock; and

  (4) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

  The Board of Directors of the Company (the "Board of Directors" or "Board") has fixed the close of business on February 21, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The transfer books of the Company will not be closed. It is anticipated that this Notice and Proxy Statement and the enclosed form of proxy will first be sent to the stockholders on or about March 10, 1995.

  The Board of Directors would like to have all stockholders represented at the meeting. Whether or not you plan to attend the meeting, you are urged to fill in, date and sign your proxy, and return it in the accompanying envelope. You have the power to revoke your proxy at any time before it is voted by written notice to the Secretary of the Company, and the giving of a proxy will not affect your right to vote in person if you attend the meeting. Your proxy is solicited by the Board of Directors, and the cost of solicitation will be paid by the Company. Proxies may be solicited by personal interview, telephone or telegram by the officers, employees or directors of the Company, none of whom will receive any compensation therefor in addition to his or her regular compensation. In addition, the Company has engaged Morrow & Co., Inc. to solicit proxies by telephone, mail or personal contact from brokers, bank nominees, other institutional holders and the 100 individual stockholders of record holding the greatest number of shares of the Company's common stock, par value $.50 per share ("Common Stock"). The Company will pay Morrow & Co. a fee of $3,500 for its services.


  On February 21, 1995, there were 8,564,576 shares of Common Stock outstanding, each of which is entitled to one vote. An Annual Report for the fiscal year 1994 containing financial and other information pertaining to the Company is being mailed to the stockholders together with this Notice and Proxy Statement.


  The vote of a majority of the shares present in person or by proxy at the meeting will be required to elect the candidates for Director and to adopt Proposals Two and Three.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will also count abstentions for purposes of voting on any proposal presented at the meeting or any adjournment thereof. Abstentions will have the same effect as a vote against a proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.


                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

  Pursuant to the power vested in it under Article VI of the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate"), the Board of Directors has fixed the number of Directors which shall constitute the whole Board at eight. Article VI of the Restated Certificate also provides that the Board members shall be classified with respect to the time for which they shall hold office by dividing them into three classes, the members of each class to hold office for a term of three years. Two Class II Directors are to be elected at the Annual

Meeting of Stockholders on April 19, 1995 for a term of three years expiring at the Annual Meeting of Stockholders in 1998.

  If for any reason any of the nominees shall become unavailable for election, the proxy will be voted for nominees selected by the Board of Directors. At this time the Company knows of no reason why any of the nominees would not be available for election.

  THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE NOMINEES NAMED BELOW AND YOUR PROXY WILL BE SO VOTED UNLESS AUTHORITY IS WITHHELD.

INFORMATION AS TO NOMINEES

  The names of the nominees for the office of Director, together with certain information concerning such nominees, are set forth below:


                                                           Principal Occupation                   Served as
                                                         and Business Experience                  Director
          Nominees                Age                   During the Past Five Years                  Since
          --------                ---                   --------------------------                ---------

                                                   CLASS II
                                             TERM EXPIRES IN 1998:
 Lambert E. Althaver              64         Chairman of the Board of the Company since             1968
 *                                           1987.  President and Chief Executive Officer
                                             since 1982.


 John E. Utley                    54         Chairman of the Board of Kelsey-Hayes Company          1993
 **                                          since 1991 and President from 1989 to 1991 and
 ***                                         Senior Vice President of Varity Corporation.
                                             Kelsey-Hayes produces anti-lock braking
                                             systems, traction control systems and wheel
                                             assemblies for the automotive industry.  Also
                                             Chairman of the Board of Hayes Wheels
                                             International, Inc.





________________________
*      Member of the Executive Committee
**     Member of the Audit Committee
***    Member of the Directors Committee
****   Member of the Human Resource Planning Committee
*****  Member of the Compensation Committee

INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE
MEETING

  The name of, and certain information with respect to, the remaining six (6) Directors of the Company are as follows:


                                                         Principal Occupation                      Served as
                                                        and Business Experience                    Director
          Directors             Age                   During the Past Five Years                     Since
          ---------             ---                   --------------------------                   ---------

                                                    CLASS I
                                             TERM EXPIRES IN 1997:
 Herbert M. Kennedy              65     Professor of Business Administration, Principia              1981
 *                                      College, Elsah, Illinois since before 1989.
 **
 ****



 Robert D. Tuttle                69     A Director of FMB Corp., CMS Energy Corporation,             1981
 ***                                    Woodhead Industries, Inc. and Guardsman Products, Inc.
 ****                                   From before 1989 to 1991, Chairman, CEO and Director
 *****                                  of SPX Corporation which produces specialty tools and
                                        equipment and distributes automotive components.


 Robert H. Walpole               55     President of Walbro Engine Management Corporation            1983
                                        since 1991.  Vice President of the Company since 1983.





________________________
*      Member of the Executive Committee
**     Member of the Audit Committee
***    Member of the Directors Committee
****   Member of the Human Resource Planning Committee
*****  Member of the Compensation Committee

                                                         Principal Occupation                      Served as
                                                        and Business Experience                    Director
          Directors             Age                   During the Past Five Years                     Since
          ---------             ---                   --------------------------                   ---------

                                                   CLASS III
                                             TERM EXPIRES IN 1996:
 William T. Bacon, Jr.           72     Associate, The Chicago Corporation since 1994.               1972
 *                                      Honorary Director, Stifel Financial Corp. 1984-1994.
 ***                                    Prior thereto, Managing Partner of Bacon Whipple &
 *****                                  Co., Inc.  Also a director of Safecard Services,
                                        Incorporated.



 Frank E. Bauchiero              60     President-Industrial, North American Operations, Dana        1990
 **                                     Corporation since December of 1990 and Dana Group
 ****                                   Vice-President, 1987-1990.  Dana Corporation
 *****                                  manufactures automotive product systems, mobile off-
                                        highway equipment and industrial equipment.  Also a
                                        director of Regal Beloit, M & I Bank of Beloit,
                                        Madison Kipp Corp. and Rockford Products Corporation.


 Vernon E. Oechsle               52     Chief Operating Officer of Quanex Corporation since          1994
                                        1993.  Quanex is a manufacturer of specialty steel and
                                        aluminum products.  From 1990 to 1992, Chief Executive
                                        Officer of Allied Signal Automotive; prior thereto
                                        Group Executive, Automotive and Truck for Dana
                                        Corporation and President of Hayes-Dana, Dana's
                                        Canadian subsidiary.  Mr. Oechsle joined the Board in
                                        October 1994.



  Mr. Robert H. Walpole is a brother-in-law of Mr. Lambert E. Althaver.





________________________
*      Member of the Executive Committee
**     Member of the Audit Committee
***    Member of the Directors Committee
****   Member of the Human Resource Planning Committee
*****  Member of the Compensation Committee

BOARD MEETINGS AND COMMITTEES

  The Company has an Audit Committee, a Compensation Committee, a Directors Committee, a Human Resource Planning Committee and an Executive Committee.

  The Audit Committee, consisting of Messrs. Kennedy (Chairman), Bauchiero and Utley, met twice in 1994 and recommended to the Board of Directors the selection of the Company's independent public accountants and reviewed the plan, scope and results of such independent public accountants' audit. The primary purpose and function of the Audit Committee is to provide an opportunity for direct communication with the Board of Directors by the Company's independent public accountants.


  The Compensation Committee of the Board of Directors held one meeting in 1994. The members of the Compensation Committee are Messrs. Bacon (Chairman), Bauchiero and Tuttle. The Compensation Committee awards stock options under the Company's stock option plans, determines the compensation of the Company's executive officers and reviews, and sets the policies for, the compensation payable to approximately the next 25 most highly compensated employees of the Company. See "Compensation Committee Report on Executive Compensation."


  The Directors Committee of the Board of Directors met once in 1994. The members of the Directors Committee are Messrs. Utley (Chairman), Bacon and Tuttle. The Directors Committee (i) conducts a continuing study of the size, structure, and composition of the Board; (ii) seeks out and interviews possible candidates and reports its recommendations to the Board; (iii) periodically reviews the Board's tenure policy; and (iv) determines the criteria for selection and retention of Board members. Although the Committee has its own procedures for selecting nominees for Board membership, it will give due consideration to nominees recommended by stockholders. A stockholder desiring to recommend a person for nomination to the Board should submit a complete resume of the proposed nominee's qualifications and background together with a statement setting forth the reasons why such person should be considered for membership. Such information should be addressed to the Secretary of the Company.

  The Company has an Executive Committee vested with the powers of the Board, except those powers specifically reserved by Delaware law to the full Board. The Executive Committee exists to give the Board the flexibility to make decisions during intervals between regular meetings of the full Board. The Committee members are Messrs. Althaver (Chairman), Bacon and Kennedy. The Executive Committee did not meet in 1994.

  The Human Resources Planning Committee of the Board met once in 1994. The members of this committee are Messrs. Tuttle (Chairman), Bauchiero and Kennedy. The Human Resource Planning Committee reviews the short and long range human resource needs of the Company and advises management of its assessment. Also, the Human Resource Planning Committee evaluates strategic human resource needs including senior executive succession.

  During the year ended December 31, 1994, the Board of Directors held a total of eleven meetings. During the period of 1994 for which he was a Director, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

COMPENSATION OF THE BOARD OF DIRECTORS

  Employee-officers who are also Directors do not receive compensation for their service as Directors. The non-employee Directors of the Company receive an attendance fee of $1,200 for each Directors' meeting attended, $750 for each committee meeting attended and $300 for each telephone meeting of the full Board or a Committee. Additionally, non-employee Directors of the Company receive an annual retainer of $20,000.


  Subject to stockholder approval of the Amended and Restated Walbro Corporation Equity Based Long Term Incentive Plan (the "Equity Plan"), effective on June 20, 1994, the Company granted to each non-employee Director of the Company, other than Mr. Oechsle, an option to purchase 10,000 shares of Common Stock at $17.50 per share and effective October 1, 1994, the Company granted to Mr. Oechsle an option to purchase 10,000 shares of Common Stock at $21.75 per share. Under the Equity Plan, each non-employee Director may elect to receive all or any portion of his annual retainer in the form of stock options. For additional information regarding compensation pursuant to the Equity Plan, see "Proposal 2 - Approval of the Amended and Restated Walbro Corporation Equity Based Long Term Incentive Plan".


  In addition, non-employee Directors are entitled to participate in the Company's Retirement Income Plan for Directors (the "Retirement Income Plan"). The Retirement Income Plan, which became effective February 23, 1988, provides an annual benefit to Directors who have completed at least five consecutive years of service equal to the annual retainer paid to the outside Directors of the Company as periodically modified, subject to the following vesting schedule: five years - 50%; six years - 60%; seven years - 70%; eight years - 80%; nine years - 90%; and ten years - 100%. The benefit is paid annually commencing at age 72 or when the individual ceases to be a Director, whichever last occurs, and continues for life. If upon death a Director is survived by a spouse, the spouse is entitled to receive for the balance of the spouse's life an annual payment equal to 50% of the annual payment that would have been payable to the Director under this policy.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


  As of February 21, 1995, to the knowledge of the Company's Board of Directors, the following persons were owners of more than five percent (5%) of the Common Stock.


                                                       AMOUNT AND
                                                       NATURE OF
             NAME AND ADDRESS OF                       BENEFICIAL                PERCENTAGE
               BENEFICIAL OWNER                        OWNERSHIP                  OF CLASS
           ------------------------                  -------------               ----------
 David L. Babson & Co., Inc.                           784,900(1)                   9.2%
 One Memorial Drive
 Cambridge, MA  02142-1300


 The Capital Guardian Trust                            447,000(2)                   5.2%
 Company and The Capital
 Group Companies, Inc.
 333 S. Hope Street
 Los Angeles, CA  90071


- -------------------------------

(1) As reported on a Schedule 13G dated February 10, 1995 filed with the Commission by David L. Babson & Co., Inc. According to such Schedule 13G, David L. Babson & Co., Inc. has sole voting power with respect to 447,800 of these shares, shared voting power with respect to 337,100 of these shares and sole dispositive power with respect to all 784,900 of these shares.

(2) As reported on a Schedule 13G dated February 8, 1995 filed with the Securities and Exchange Commission (the "Commission") by The Capital Group Companies, Inc. and The Capital Guardian Trust Company. The Capital Guardian Trust Company is a wholly owned subsidiary of The Capital Group Companies, Inc. According to such Schedule 13G, The Capital Group Companies, Inc. and The Capital Guardian Trust Company each have sole voting power with respect to 277,000 of these shares and no voting power with respect to the remaining 170,000 shares and have sole dispositive power with respect to all 447,000 of these shares.

                        SECURITY OWNERSHIP OF MANAGEMENT


  The following table sets forth information regarding beneficial ownership of Common Stock by each of the Directors and nominees, each of the Named Officers (as defined on page 13) and all Directors and executive officers of the Company as a group as of February 21, 1995:



                                                       Amount and Nature of                Percentage
                      Names                          Beneficial Ownership(1)               of Class
                      -----                          -----------------------              ----------

 Lambert E. Althaver                                            199,549(2)                    2.3%
 William T. Bacon, Jr.                                           57,775(3)                      *
 Frank E. Bauchiero                                               1,000                         *
 Daniel L. Hittler                                               11,992(4)                      *
 Herbert M. Kennedy                                               2,500(5)                      *
 Vernon E. Oechsle                                                1,000                         *
 Robert D. Tuttle                                                 6,000(6)                      *
 John E. Utley                                                      500                         *
 Gary L. Vollmar                                                 25,059(7)                      *
 Robert H. Walpole                                              196,855(8)                    2.3%
 Richard H. Whitehead, III                                       26,546(9)                      *
 All Directors and Executive Officers as a
 Group (12 persons)                                            531,076(10)                    6.2%



- ---------------------

* Indicates that the percentage beneficially owned does not exceed one percent.

  (1) The named stockholders have sole voting and dispositive power over all shares except as otherwise noted and except as to those shares over which beneficial ownership is disclaimed.

  (2) Includes 74,643 shares owned by Mr. Althaver's wife. Mr. Althaver disclaims beneficial ownership of these shares. Also includes 40,790 shares which are covered by presently exercisable options under the Company's stock option plans and 17,734 shares held for the account of Mr. Althaver by the trustee of the Company's Advantage Plan.

  (3) Includes 3,300 shares owned by Mr. Bacon's wife and 5,025 shares owned by Mr. Bacon's son. Mr. Bacon disclaims beneficial ownership of these shares. Also includes 10,000 shares over which Mr. Bacon shares voting power as co-trustee of two trusts for the benefit of the beneficiaries of the estate of his deceased mother.

  (4) Includes 1,600 shares owned by Mr. Hittler's wife. Mr. Hittler disclaims beneficial ownership of these shares. Also includes 9,154 shares which are covered by presently exercisable options under the Company's stock option plans and 1,238 shares held for the account of Mr. Hittler by the trustee of the Company's Employee Stock Ownership Plan.

  (5) Includes 1,250 shares over which Mr. Kennedy has voting power as trustee of a trust. Also includes 1,250 shares over which Mr. Kennedy's wife has sole voting power as trustee of a trust and as to which Mr. Kennedy disclaims beneficial ownership.

  (6) Includes 3,000 shares which Mr. Tuttle owns jointly with his wife, over which Mr. Tuttle and his wife share voting and dispositive power.


  (7) Includes 19,916 shares which are covered by presently exercisable options under the Company's stock option plans and 3,643 shares held for the account of Mr. Vollmar by the trustee of the Company's Advantage Plan.


  (8) Includes 79,385 shares over which Mr. Walpole shares voting power as co-trustee of a trust for the benefit of the beneficiaries of the estate of his deceased father. Includes 13,325 shares owned by Mr. Walpole's wife. Mr. Walpole disclaims beneficial ownership of these shares. Also includes 2,400 shares which are covered by presently exercisable options under the Company's stock option plans and 165 shares held for the account of Mr. Walpole by the trustee of the Company's Advantage Plan.


  (9) Includes 6,083 shares which are covered by presently exercisable options under the Company's stock option plans. Also includes 463 shares held for the account of Mr. Whitehead by the trustee of the Company's Advantage Plan.



 (10) Includes 78,343 shares which are covered by presently exercisable options under the Company's stock option plans. Also includes 22,005 shares held for the account of three officers of the Company by the trustee of the Company's Advantage Plan and includes 1,238 shares held for one officer of the Company by the trustee of the Company's Employee Stock Ownership Plan.

                   IDENTIFICATION OF OTHER EXECUTIVE OFFICERS

        A description of the Company's other executive officers, excepting those officers who are also Directors, is set forth below:

                                                                    EXPERIENCE DURING THE
                NAME                    AGE                            PAST FIVE YEARS
                ----                    ---                         ---------------------
 Daniel L. Hittler                       59      Secretary of the Company since 1993.  Director of
                                                 Administration since 1992.  Director of Technical Planning from 1989 to 1992.

 Michael A. Shope                        50      Chief Financial Officer of the Company since December 1993.
                                                 Treasurer of Libbey-Owens-Ford Co., a manufacturer of glass for automotive and industrial applications, from 1987 to
                                                 1993.


 Gary L. Vollmar                         43      President of Walbro Automotive Corporation since 1993.
                                                 Vice-President of the Company since 1989.  Chief Financial
                                                 Officer of the Company from 1989 to 1993.

 Richard  H. Whitehead, III              50      Vice-President of the Company since 1988.  Vice-
                                                 President/General Manager, Automotive Division-Whitehead
                                                 from 1988 to 1990.


        For a description of those executive officers who are also Directors or nominees for the office of Director, see the Class I and II Director charts. Each executive officer shall serve in the capacity described above until such time as his successor is duly elected and qualified.

                           INDEBTEDNESS OF MANAGEMENT

        The following Named Officers (as defined on page 13) are indebted to the Company as disclosed in the following table. The principal amount of the indebtedness in each case relates to loans made by the Company to the Named Officers and to approximately 24 other employees (collectively the "Borrowers") to permit them to repay individual bank loans that came due. The bank loans originated approximately five years ago to enable the borrowers collectively to acquire approximately 84,500 shares of the Common Stock from UIS, Inc. which had acquired the shares in 1987 as part of an unsuccessful tender offer strategy. In addition, in 1993 the Company provided Mr. Vollmar short-term loans in connection with the exercise of certain stock options and the construction of a house. All of these short-term loans have been repaid by Mr. Vollmar. The loans carry interest at prime.


                                                                       Maximum
                                                                    Indebtedness           Indebtedness at
                                                                   Since January 1,         February 21,
           Name                          Position                        1994                   1995
           ----                          --------                 ------------------      ----------------
 L.E. Althaver              Chairman, President and Chief                 $161,250              $161,250
                            Executive Officer

 Gary L. Vollmar            Vice-President                                 380,125               145,125

 Robert H. Walpole          Vice-President                                 112,875               112,875



               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that, except as set forth below, during 1994 all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons.


        Mr. Bauchiero did not timely report one transaction on a Form 4 during 1994; however, the information required was included in a subsequent Form 4. Mr. Hittler did not timely report on a 1993 Form 5 shares held under the Company's Employee Stock Ownership Plan. Mr. Whitehead did not timely report on a 1993 Form 5 shares held under the Company's Advantage Plan. The information required for Mr. Hittler and Mr. Whitehead was included in Form 5's filed in February 1995.

                             EXECUTIVE COMPENSATION

        The table below provides information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1994, 1993 and 1992 of the persons who were at December 31, 1994 (i) the Chief Executive Officer and (ii) the four other most highly compensated (based upon combined salary and bonus) executive officers of the Company (collectively, the "Named Officers").


                           SUMMARY COMPENSATION TABLE

- -------------------------------------------------------------------------------------------------------------------
                                                                                 LONG TERM
                                                  ANNUAL COMPENSATION          COMPENSATION
                                                                                AWARDS(1)
- -------------------------------------------------------------------------------------------------------------------
              Name and                Year       Salary          Bonus          Securities           ALL OTHER
         Principal Position                       ($)             ($)           Underlying         COMPENSATION
                                                                                Options(#)            ($)(2)
- -------------------------------------------------------------------------------------------------------------------
  Lambert E. Althaver                 1994       $330,000         -0-               14,559             $11,575
  Chairman, President, and Chief      1993        305,000         -0-               11,244              11,229
  Executive Officer                   1992        280,008         13,147             8,076               2,220

  Robert H. Walpole,                  1994        242,000         -0-               -0-                 11,725
  Vice-President                      1993        235,000         -0-               -0-                 10,244
                                      1992        220,008          9,260            -0-                  1,200

  Gary L. Vollmar,                    1994        200,000         -0-                8,824               8,849
  Vice-President                      1993        166,670         -0-                6,452               7,705
                                      1992        125,004         11,832             3,605               1,563


  Richard H. Whitehead, III           1994        170,000         -0-                7,500               5,006
  Vice-President                      1993        165,000         -0-                6,083               6,866
                                      1992        165,000        192,752            -0-                 -0-

  Daniel L. Hittler                   1994        125,000         -0-                5,515               7,422
  Secretary                           1993        120,000         -0-                4,424               7,136
                                      1992        112,008         -0-                3,230               1,750

(1) None of the Named Officers had any restricted stockholdings as of December 31, 1994.

(2) These amounts represent matching and retirement contributions made by the Company pursuant to its salary savings plan, entitled the Advantage Plan.

        The following table provides information on grants of stock options in 1994 to the Named Officers pursuant to the Equity Plan. No stock appreciation rights were granted under the Equity Plan during 1994.


                             OPTION GRANTS IN 1994


- ---------------------------------------------------------------------------------------------------------------------
                                                                                           Potential Realizable
                                                                                         Value at Assumed Annual
                                                                                           Rates of Stock Price
                                       Individual                                        Appreciation for Option
                                         Grants                                                 Terms (2)
- ---------------------------------------------------------------------------------------------------------------------
                                 Number of
                                Securities     % of Total
                                Underlying      Options
                                  Options      Granted to     Exercise
                                  Granted      Employees       Price      Expiration
             Name                 (#) (1)       in 1994        ($/Sh)        Date          5% ($)       10% ($)
- ---------------------------------------------------------------------------------------------------------------------
  Lambert E. Althaver             14,559         13.1%         $17.00      12/6/2004      $155,653      $394,456

  Robert H. Walpole                  0             0             -             -             -             -

  Gary L. Vollmar                  8,824          7.9            17.00     12/6/2004       94,339        239,042

  Richard H. Whitehead, III        7,500          6.7            17.00     12/6/2004       80,175        203,175

  Daniel L. Hittler                5,515          5.0            17.00     12/6/2004       58,955        149,401

(1) These options were granted under the Equity Plan, approved, as amended, by the stockholders on April 23, 1992. The Named Officers may exercise the options at a price of $17.00 per share at any time after June 5, 1995 through December 6, 2004. Each option includes the grant of a stock performance award under the terms of which the Named Officer will receive a target number of shares of Common Stock if the $17.00 share price appreciates to $37.27 per share by December 6, 1999.

(2) Gains are reportable net of the option exercise price but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercise are dependent on the future performance of Common Stock, as well as the option holder's continued employment throughout the vesting period. The amounts reflected in the Table may not necessarily be achieved.

        The following table provides information for the Named Officers' unexercised options at December 31, 1994. Included are options granted under the Equity Plan and the 1983 Incentive Stock Option Plan. No options were exercised by the Named Officers in 1994.


                      AGGREGATED OPTION EXERCISES IN 1994
                        AND YEAR-END 1994 OPTION VALUES


- ---------------------------------------------------------------------------------------------------------------------
                                           Number of Securities Underlying
                                               Unexercised Options at           Value of Unexercised In-the-Money
                                                December 31, 1994 (#)          Options at December 31, 1994 ($)(1)
- ---------------------------------------------------------------------------------------------------------------------
                  Name                    Exercisable        Unexercisable       Exercisable        Unexercisable
- ---------------------------------------------------------------------------------------------------------------------
  Lambert E. Althaver                            40,790               14,559           $135,563             $29,118

  Robert H. Walpole                               2,400                    0             19,488                   0

  Gary L. Vollmar                                19,916                8,824             63,671              17,648

  Richard H. Whitehead, III                       6,083                7,500                  0              15,000

  Daniel L. Hittler                               9,154                5,515             12,180              11,030

(1) Based upon the difference between the exercise price and the $19.00 closing price of the Common Stock on the Nasdaq National Market on December 30, 1994.

        The following table provides information on awards in 1994 to the Named Officers pursuant to the Company's Equity Plan and its Engine Management Corporation Incentive Compensation Plan.


                    LONG-TERM INCENTIVE PLANS AWARDS IN 1994

- ---------------------------------------------------------------------------------------------------------------------
                                                                                   Estimated Future Payouts
                                                                                            under
                                                                                    Non-Stock Price-Based
                                                                                            Plans
- ---------------------------------------------------------------------------------------------------------------------
                                                               Performance or
                                        Number of Shares,       Other Period
                                         Units or Other       Until Maturation              Target
                Name                       Rights (#)            or Payout                    ($)
- ---------------------------------------------------------------------------------------------------------------------
  Lambert E. Althaver                          -0-                  N/A                      N/A

  Robert H. Walpole                       24 Units (1)          1 1/2 years                $362,779

  Gary L. Vollmar                              -0-                  N/A                      N/A

  Richard H. Whitehead, III                    -0-                  N/A                      N/A

  Daniel L. Hittler                            -0-                  N/A                      N/A

(1) Award granted under the Company's Engine Management Incentive Compensation Plan, which provides an opportunity for participants to share a pool of money (the "Pool") if Engine Management Corporation ("EMC") meets cumulative financial performance goals ("EBIT Target") over a five year period, commencing July 1, 1991. A total of 500 units are being granted under the Plan, 100 each fiscal year. Each participant, including the Named Officer, is entitled to the percentage of the Pool calculated by dividing his total units granted by 500. Threshold before any dollars are assigned to the Pool is 70% of the EBIT Target. The value of the Pool as of the determination date is equal to the product of the fair market value of EMC (as determined by an independent investment advisor) and a target percentage. If the cumulative financial performance goal is achieved or exceeded, the target is 15%. If the performance is between 70% and 100% of the goal, the target percentage is decreased proportionately.

EMPLOYMENT AND SEVERANCE AGREEMENTS

        The Company has entered into employment agreements with Messrs. Althaver, Hittler and Vollmar which have terms beginning on August 6, 1993 and ending on August 5, 1994 and provide them minimum base salaries of $305,000, $120,000 and $150,000, respectively, subject to review and increase by the Compensation Committee. Each employment agreement is renewable automatically for twelve months, subject to cancellation by the Company prior to the anniversary date. The employment agreements with Messrs. Althaver, Hittler and Vollmar have been renewed through August 5, 1995. In addition, each is entitled to participate in the Equity Plan. The Company has also entered into an employment agreement with Mr. Walpole which has a term beginning on October 1, 1993 and ending on September 30, 1994 and provides him a minimum base salary of $235,000, subject to review and increase by the Compensation Committee. The employment agreement with Mr. Walpole has been renewed through September 30, 1995. In addition, he is entitled to participate in the Company's Engine Management Incentive Compensation Plan. See "Compensation Committee Report on Executive Compensation."

        Each employment agreement includes a severance clause under the terms of which the employee is entitled to severance pay if during the initial term of the agreement or a renewal term, his employment is terminated by the Company other than as a result of his (i) permanent disability or (ii) termination for cause. The severance pay payable under the agreements is an amount equal to the annual base compensation being paid to the Named Officer at the date of termination, offset by the amount due under the portion of the employment agreement that had not yet been performed, if any, and the amount of compensation the Named Officer may receive from any other employers during the twelve months immediately following the date notice of termination is given to him by the Company.

        In 1990, the Company entered into Severance Compensation Consulting Agreements (the "Severance Agreements") with over 40 senior employees, including each of the Named Officers. The Severance Agreements were the result of a determination by the Board of Directors that it was important to, and in the best interests of the Company and its stockholders to ensure that, in the event of a possible change in control of the Company, the stability and continuity of management will continue unimpaired, free of distraction incident to any such change in control.

        The Severance Agreements provide that if during a two-year period following a Change in Control of the Company (as described below), an employee's employment is terminated by the Company other than for cause, death or permanent disability, or if the employee terminates employment for good reason, the employee will receive (1) a single sum payment equal to either three times or two times (depending upon the individual employment agreement) the employee's average compensation of the prior five calendar years (including incentive bonus), and (2) 36 months of additional medical, dental, life, disability and accident insurance and other perquisites substantially similar to that in effect for the employee at the time of the Change in Control. However, in no event can the payments and benefits exceed an amount which would render them "parachute payments" under Section 280G of the Internal Revenue Code. In order to assure an orderly transition in the event of a Change in Control, the covered employees have agreed to remain in the employ of the Company for a period of ninety (90) days following a Change in Control.
"Change in Control" of the Company is defined to include certain reorganizations, consolidations or mergers of the Company, certain sales or transfers of substantially all the assets of the Company, approval by the stockholders of the Company of its liquidation or dissolution, a change in the composition of the Company's Board of Directors such that it is comprised of directors a majority of whom are not "Continuing Directors" as defined in the agreements, or the acquisition by certain persons of thirty percent or more of the combined voting power of the Company's outstanding securities.

        The Severance Agreements further provide that following a Change of Control, if the employee terminates employment other than for good reason and the Company could not have terminated the employee for cause, death or disability, the employee may elect to serve as a consultant to the Company for a one-year period following the termination of employment and will be paid a single sum amount equal to the annual compensation, including bonus, paid the individual during the immediately preceding calendar year. The individual will also be provided an additional year of coverage with respect to medical, dental, life, disability and accident insurance and other perquisites substantially similar to the insurance and other perquisites at the time the employee elects to render consulting services.

        The Severance Agreements have a term of two years, renewable automatically for additional twelve month periods, subject to cancellation by the Company upon six months advance notice. If there has been a Change in Control during the term of the Severance Agreements they would expire two years after the Change in Control.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        OVERVIEW. Recognizing that an organization's long term success is in large part determined by the quality of leadership provided by its executive officers, the Company has designed its executive compensation program to attract, motivate and retain the highest level of executive talent and to align these executives' interests with the long term interests of the stockholders. The program is comprised of base salary, long term incentive opportunities, cash bonuses and benefits typically offered to executives by comparably sized manufacturing companies.

        The Compensation Committee, which is comprised solely of outside Directors, determines the compensation of the executive officers of the Company, including the Named Officers, and sets the policies for, and reviews the compensation awarded to, the approximately next 25 most highly compensated employees. In reviewing the individual performances of the Named Officers (other than Mr. Althaver, the CEO), the Compensation Committee considers the recommendations of Mr. Althaver.

        The Compensation Committee currently intends for all compensation paid to the Named Officers to be tax deductible pursuant to Section 162(m) of the Internal Revenue Code. In the future, however, if in the judgment of the Compensation Committee the benefits to the Company outweigh any costs to the Company of such failure to comply, the Compensation Committee may adopt such a program.

        BASE SALARY. The Committee believes that base compensation should primarily be a function of the competitive environment of the marketplace.
Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for positions of comparable complexity and responsibility. For this purpose the Company utilizes the services of a compensation consultant, Hay Management Consultants, whose data are based on a survey (the "Hay Survey") of executive positions in over 700 industrial companies of all types, a much broader group of companies than those included in the peer group index used in the Performance Graph on page 22. The base salaries paid to the Named Officers are in the top quarter of comparable positions included in the Hay Survey. Base salaries are reviewed and, where appropriate, adjusted annually based upon the above criteria, taking into account any new responsibilities of the position. Other components of the executive compensation packages are more directly related to the Company's financial performance.


        With respect to the base salary granted to Mr. Althaver in 1994, the Compensation Committee utilized the Hay Survey and also considered the longevity of Mr. Althaver's service to the Company and its belief that Mr. Althaver is an excellent representative of the Company to the public. Mr. Althaver was granted a base salary of $330,000 for 1994, an increase of 8.2% over his $305,000 base salary for 1993. The Committee's decision to increase Mr. Althaver's base compensation was not directly based upon or related to the Company's financial performance.

        LONG TERM INCENTIVE COMPENSATION. Under the Company's executive compensation program, each Named Officer's opportunity for incentive compensation is in large part tied to the Company's financial performance, through participation in either the Equity Plan or Walbro Engine Management Incentive Compensation Plan.

        Equity Based Long Term Incentive Plan. Key executives not assigned to the Engine Management Corporation subsidiary are entitled to participate in the Equity Plan, approved by the stockholders, as amended, on April 23, 1992. The Equity Plan provides the participants the opportunity to receive stock options at the prevailing market rate. Included with the stock options are stock performance awards tied to appreciation of the Common Stock.

        The size of each stock option award, the aggregate exercise price of which cannot exceed 125% of the executive's base salary, is determined by the Compensation Committee. In making this determination the Committee considers competitive industry practice, as reported in the Hay Survey, and the Company's financial performance for the most recent fiscal year measured against its short term and long term goals. In addition, the Committee considers other performance measures which may not directly bear on short term stock performance, including, where appropriate, sales growth, market share, improvements in product quality and improvements in relations with customers, suppliers and employees, assigning no specific weight to any one performance measure.

        Each stock option includes a stock performance award which provides an opportunity to receive a target number of shares of the Common Stock if the share price of the stock appreciates at a compound 17% rate per year for a period of five years from the date of grant. If the appreciation is achieved, the target number of shares will be issued to the executive. Such shares would have a fair market value approximately equal to the exercise price of the stock option.

        In 1994, Mr. Althaver received options to purchase 14,559 shares of Common Stock at $17.00 per share, the fair market value of the options on the date the options were granted. In determining the number of stock options to award Mr. Althaver, the Committee assessed the Company's financial performance relative to its goals for net income for the year, and it took into consideration certain subjective factors, including its evaluation of his accomplishments in strategic planning and the steps taken to expand the Company's products and markets. This stock option component of the CEO's 1994 compensation was 25% less than the maximum potential grant authorized under the Equity Plan, directly reflecting the Company's below-target earnings.

        Because the share price of the Company's Common Stock decreased over the twelve month period preceding the Committee's annual meeting on executive compensation, zero stock performance shares were issued in 1994 to the Named Officers, including the CEO.

        Engine Management Incentive Compensation Plan. Incentive compensation for executive officers assigned to the Walbro Engine Management Corporation subsidiary ("EMC"), including Mr. Walpole, is tied to EMC's financial performance measured against a five year plan. Participants are entitled to share a pool of dollars the size of which is based upon EMC's degree of success in achieving a cumulative five year earnings target. The threshold before any dollars are assigned to the pool is 70% of the five year plan. The value of the performance pool as of the determination date is equal to the product of the fair market value of EMC and a target percentage determined by the amount of imputed debt outstanding under the EMC plan.


                             COMPENSATION COMMITTEE

                        William T. Bacon, Jr., Chairman

                    Frank E. Bauchiero     Robert D. Tuttle

                               PERFORMANCE GRAPH

        The following graph shows a five year comparison of cumulative total returns for the Company, the S&P 500 composite index, and an index of peer companies selected by the Company.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                    [PERFORMANCE GRAPH TO BE INSERTED HERE]





- -----------------------------------------------------------------------------------------------------------------------------
                                                                  1989       1990      1991       1992       1993      1994
- -----------------------------------------------------------------------------------------------------------------------------
                  Walbro Corporation                            100.00     56.41     125.98     201.21    173.28     125.30

                  Auto & Motor Vehicle Part Industry Peer       100.00     77.03      99.27     162.93    255.18     189.02
                  Group

                  Standard and Poor's 500 Index                 100.00     96.89     126.42     136.05    149.76     151.74

        The comparison assumes $100 was invested on December 31, 1989 in the Common Stock, the S&P 500 index, and in the peer group. The companies in the peer group, all of which are in the automotive parts industry, are as follows:

         Automotive Industries Holding           Mascotech Industries Inc.
         Bestop Inc.                             Modine Manufacturing Company
         Custom Chrome Inc.                      R & B Inc.
         Defiance Inc.                           Republic Automotive Plans Inc.
         Douglas and Lomason Company             Simpson Industries
         Durakon Industries Inc.                 TBC Corporation
         Hahn Automotive Warehouse Inc.          Trico Products Corporation
         Insurance Auto Auctions                 Venturian Corporation
         Lund International Holdings Inc.        Walbro Corporation

         In 1994, Purolator Products Company, which was included in the Company's peer group in prior years proxy statements, was acquired by Mark Roman IV Industries. Because the stock of Purolator Products Company is not separately listed for trading and because Mark Roman IV Industries is engaged in businesses outside of the automotive parts industry, Purolator Products Company has been deleted from the peer group.

                                   PROPOSAL 2

                                APPROVAL OF THE
                    AMENDED AND RESTATED WALBRO CORPORATION
                      EQUITY BASED LONG TERM INCENTIVE PLAN

         The stockholders are asked to consider and vote upon a proposal to amend and restate the Walbro Corporation Equity Based Long Term Incentive Plan ("Equity Plan"). The summary of its principal features which follows is qualified in its entirety by reference to the full text of the Equity Plan, which is set forth in the attached Appendix A.


         The Board of Directors adopted the Equity Plan to give officers and key employees the opportunity to receive stock option grants in lieu of certain cash compensation, to increase the proportion of compensation tied to stock ownership and to reduce the proportion payable in cash. Consistent with this intention, the Company adopted the Equity Plan to permit the Company to grant options and other equity based awards to selected persons. The Board of Directors continues to believe that the ability of the Company to make such awards will be effective in aligning the interests of the Company's key employees, officers and non-employee directors with its stockholders and will help motivate and focus the Company's employees, officers and directors in the creation and improvement of stockholder value. The Equity Plan is a flexible plan that permits the Company broad discretion to fashion the terms of the awards to provide eligible participants with appropriate stock-based incentives.

         Generally, effective June 20, 1994, the Board of Directors has amended and restated the Equity Plan principally to give non-employee directors an opportunity to receive stock options and to defer the receipt of compensation consistent with competitive practices of other public companies. Thus, the Equity Plan, as amended and restated, provides for the grant of 10,000 stock options to each non-employee director of the Company. The Board of Directors further amended the Equity Plan to permit non-employee directors to elect to defer all or any portion of their retainer fee to a later date or to receive stock options in substitution for the cash retainer. These changes are described more fully below.


         Also, stockholder approval of the amended and restated Equity Plan is sought (i) to continue qualification of the Equity Plan pursuant to Rule 16b-3 under the Exchange Act, and thereby render certain transactions under the Equity Plan exempt from certain provisions of Section 16 of the Exchange Act,
(ii) to qualify the Equity Plan under Section 162(m) of the Internal Revenue Code, and thereby allow the Company to deduct for Federal income tax purposes certain stock option and stock appreciation right ("SARs") awards to the Named Executive Officers under the Equity Plan, (iii) to increase the number of shares authorized for issuance under the Equity Plan, and (iv) to make other changes in respect to administration to reflect regulatory changes deemed appropriate by the Board.


         An aggregate number of shares of Common Stock equal to 10% of the number of shares of Common Stock outstanding on the date that the amendment and restatement of the Equity Plan is approved by the stockholders of the Company will be reserved for issuance pursuant to the Equity Plan. Based upon the number of shares expected to be outstanding on the date stockholders approve the amendments to the Plan, there will be 856,457 shares available for issuance under the Plan, or an expected increase of 97,159 shares since the Equity Plan was approved in 1992. In the discretion of the Equity Plan Committee (identified more fully herein), shares of Common Stock subject to an award under the Equity Plan that are forfeited, otherwise remain unissued upon termination of an award or are received by the Company in connection with the exercise of an award shall become available for additional awards under the Equity Plan. On February 21, 1995, the closing price of the Common Stock on the Nasdaq National Market was $18.00 per share.



         The Equity Plan is administered by the Compensation Committee of the Board of Directors ("Committee"). The Equity Plan Committee will be composed of such number of outside directors as is required for application of Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code.


         Officers and key employees of the Company and its affiliates who, in the opinion of the Committee, are responsible for or contribute to the management, growth and profitability of these companies are eligible to be granted awards under the Equity Plan. Non-employee directors of the Company are entitled to an award of 10,000 Stock Options, and may elect to defer all or a portion of their retainer in return for a deferred payment of such retainer. Additionally, stock options determined under a formula described below may be received in lieu of the cash compensation of directors, or the compensation may be deferred in exchange for the right to receive Common Stock at a later date. Non-employee directors are entitled to participate only in these arrangements for non-employee directors; otherwise no person who is a member of the Committee or who has served as a member of the Committee within the preceding year will be eligible for the grant of an award under the Equity Plan. There currently are five eligible officers, six eligible non-employee directors and sixteen other eligible key employees.

         A number of types of awards can be made to officers and key employees (but not non-employee directors except as described below) under the Equity Plan. A summary of these awards is set forth below:


                 Stock Options. The Equity Plan authorizes the Committee to award non-qualified options to purchase Common Stock at an exercise price determined by the Committee, which may not be less than 100% of the fair market value of such stock at the time the option is granted. No incentive stock options may be awarded under the Equity Plan. The Equity Plan permits optionees, with the approval of the Committee, to pay the exercise price of options in cash, Common Stock (valued at its fair market value on the date of exercise) or by the delivery of cash or the extension of credit by a broker-dealer to whom the director has submitted a notice of exercise, or a combination thereof. During any three-calendar-year period options to purchase no more than 150,000 shares of Common Stock may be granted to any participant in the Equity Plan.


                 Stock options may be granted for such terms as the Committee may determine, provided that the term of an option may not exceed ten years and one day from its date of grant. Except as otherwise provided in any option agreement, options may only be transferred under the laws of descent and distribution, and all options shall be exercisable during the participant's lifetime only by the participant. Notwithstanding the foregoing, if permitted by and exempt under Rule 16b-3, any option granted under the Plan shall be freely transferable.


                 Upon termination of an officer's or employee's employment with the Company due to death, the participant's then exercisable options shall be exercisable for the shorter of their remaining term or five years after termination of employment. Upon termination of an officer's or an employee's employment with the Company due to disability or retirement, the then exercisable options shall be exercisable for the shorter of their remaining term or six years after termination of employment. If the disabled or retired participant dies during the remaining period of exercise, the option shall remain exercisable for at least 12 months or the stated term of the option, whichever is shorter. The Committee may accelerate and allow to be exercised any option that was not otherwise exercisable. If an officer or employee ceases to be an employee of the Company (other than due to death, disability, retirement or as a result of termination for cause), all of such participant's options shall terminate, except that, to the extent such options are then exercisable, such options may be exercised for the shorter of their remaining terms or three months after termination of employment. If the termination of employment is due to cause, the options shall terminate immediately.



                 Upon receipt of a notice from a participant to exercise an option, the Committee may elect to cash out all or part of any such option by paying the participant, in cash or shares of Common Stock, the following amount: (i) the excess of the fair market value of the Common Stock subject to the unexercised option over the exercise price of the option, multiplied by (ii) the number of shares for which the option is to be exercised.



                 Stock Appreciation Rights ("SARs)". The Equity Plan authorizes the Committee to grant SARs in conjunction with all or part of any stock option granted under the Equity Plan. An SAR entitles the holder to receive upon exercise the excess of the fair market value of a specified number of shares of Common Stock at the time of exercise over a specified price per share. Such amount will be paid to the holder in Common Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine. An SAR may be granted as an alternative to a previously or contemporaneously granted nonqualified option. An SAR will entitle the optionee, in lieu of exercising the option, to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the option price multiplied by the number of shares as to which the optionee is exercising the SAR. Since an SAR is an alternative to an option, the option will be canceled to the extent that the SAR is exercised and the SAR will be canceled to the extent the option is exercised. With respect to participants who are subject to Section 16(b) of the Act (generally officers and directors of the Company), the Equity Plan Committee may require that the SARs be exercised in compliance with Rule 16b-3, including the requirement that an SAR not be exercisable within the first six months of its term. The transferability and termination provisions of an SAR are the same as set forth with respect to Stock Options. The Equity Plan Committee in its discretion shall determine the number of SARs awarded to a participant, but in no event shall SARs with respect to more than 150,000 shares of Common Stock be granted to any participant during any three-calendar-year period.



                 Restricted Stock. The Equity Plan authorizes the Committee to grant restricted Common Stock with such restriction periods as the Committee may designate. During the restriction period, the Committee may require that the Common Stock certificates evidencing restricted shares be held by the Company. Restricted Common Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participants will have all the rights of a holder of Common Stock. If a participant ceases to be an employee of the Company, all shares still subject to restriction shall be forfeited by the participant; provided, however, that in certain circumstances, the Committee may waive any or all remaining restrictions.



                 Deferred Stock. The Equity Plan authorizes the committee to grant deferred shares of Common Stock conditional upon the attainment of specified performance goals of the participant or Company, the performance of any subsidiary, division or department by which the participant is employed, or such other goals established by the Committee. Deferred shares of Common Stock may be granted either alone or in addition to options, SARs or restricted Common Stock. The Committee shall have the sole and complete authority to determine the duration of the period during which the receipt of Common Stock will be deferred and all other conditions of the awards. A participant may elect to further defer all or a portion of any such award in accordance with procedures established by the Committee. Deferred Common Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the deferral period. If a participant ceases to be an employee of the Company during the deferral period, the right to shares still held by the participant shall be forfeited by the participant; provided, however, that in certain circumstances the Committee may waive any or all remaining deferral limitations.


         The Committee has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Equity Plan must comply with the applicable requirements of Rule 16b-3 under the Exchange Act or any successor Rule.

         Certain awards can be made under the Equity Plan to non-employee directors. A summary of these awards is set forth below:

                 Director Option Grants. Subject to stockholder approval of the amended and restated Equity Plan, each non-employee Director, other than Mr. Oechsle, on June 20, 1994 was granted 10,000 shares of Common Stock at an exercise price equal to the fair market value of the shares on that date and, effective October 1, 1994, Mr. Oechsle was granted an option to purchase 10,000 shares of Common Stock at $21.75 per share. These stock options will first be exercisable upon stockholder approval of the amended and restated Equity Plan. Each other director who commences his or her initial term after June 20, 1994, will be granted options for 10,000 shares of Common Stock on the date he or she commences service as a non-employee director and the option price will be 100% of the fair market value on that date. Such options shall be exercisable on the earliest of the director's death or disability or the six-month anniversary of the grant date. The Equity Plan permits a non-employee director, with the approval of the Committee, to pay the exercise price of the options in cash, Common Stock (valued at its fair market value on the date of exercise) or by the delivery of cash or the extension of credit by a broker dealer to whom the director has submitted a notice of exercise, or a combination of the foregoing.

                 Deferred Retainer. The Equity Plan permits a non-employee director to defer all or a portion of the director's retainer and meeting fees for the year, and to have the deferred retainer and fees applied in any of the following ways as selected by the director:

                 (1) To have the cash value of the deferred retainer and fees credited to a bookkeeping account of the Company and be credited with interest or other investment earnings or losses from time to time;

                 (2) To have posted to the account the number of shares of Common Stock equal to the fair market value of the deferred retainer and fees and to have the account credited or charged from time to time with gains or losses or dividends in respect to Company Stock; and

                 (3) To have the deferred retainer and fees applied to the grant of additional stock options under a formula whereby the director receives a number of options equal to the quotient obtained by dividing the amount of the deferred retainer by 75% of the fair market value of the Common Stock on the date the retainer is deferred. The non-employer director is required in order to exercise the option to pay an additional 25% of the fair market value at the time of exercise.
                          The amount of the deferred retainer and fees, plus the 25% amount required to be paid at the time of option exercise, equals 100% of the fair market value of the Common Stock on the date the option is granted.

         The Equity Plan may be amended, altered or discontinued by the Board of Directors, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a holder of an award previously granted without the holder's consent or (ii) disqualify the Equity Plan from the exemption provided by Rule 16b-3 under the Exchange Act. The Equity Plan may not be amended without stockholder approval to the extent such stockholder approval is required by law, agreement or the rules of any exchange on which the Common Stock is listed.


         The Equity Plan provides that in the event of any merger, reorganization, consolidation, recapitalization, spin-off, stock dividend, stock split, or other change in corporate structure or capitalization affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding stock options and SARs, and in the number of shares subject to other outstanding awards granted under the Equity Plan as may be determined to be appropriate by the Board of Directors, in its sole discretion. The Equity Plan also provides that in the event of a Change in Control, as defined in the Equity Plan, (i) any stock options and SARs outstanding as of the date of the Change in Control, other than SARs which have not been outstanding for at least six months on such date, which are not then exercisable and vested shall become fully exercisable and vested and (ii) the restrictions and limitations applicable to restricted Common Stock and deferred Common Stock shall lapse and such restricted Common Stock and deferred Common Stock shall become free of all restrictions and fully vested. "Change in Control" of the Company is defined to include certain reorganizations, consolidations or mergers of the Company, certain sales or transfers of substantially all the assets of the Company, approval by the stockholders of the Company of its liquidation or dissolution, a change in the composition of the Company's Board of Directors such that it is comprised of directors a majority of whom are not "Continuing Directors" as defined in the Equity Plan, or the acquisition by certain persons of thirty percent or more of (i) the outstanding shares of Common Stock of the Company or
(ii) the combined voting power of the Company's outstanding securities. In addition, unless the Equity Plan Committee provides otherwise in an option agreement, after the Change in Control a participant shall have the right to surrender all or part of the outstanding awards and receive in cash from the Company the following amount for each award: (i) the excess of the Change in Control Price (as defined below) over the exercise price of the award, multiplied by (ii) the number of shares of Common Stock subject to the award. The "Change in Control Price" is the higher of (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed during the 60-day period prior to the Change in Control, or (ii) if the Change in Control is due to a tender offer, merger or other reorganization, the highest price to be paid per share of Common Stock in such transaction.


         The following discussion is intended only as a brief summary of the Federal Income tax rules relevant to stock options, SARs, restricted Common Stock and deferred Common Stock. The laws governing the tax aspects of awards are highly technical and such laws are subject to change in the future.


         A. Nonqualified Options and SARs. Upon the grant of a nonqualified option (with or without an SAR), the optionee, whether an employee, officer or director, will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the Common Stock on the date of exercise is used, except that in the case of an optionee subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally officers and directors of the Company) ("16(b) Persons"), the fair market value will be determined six months after the date on which the option was granted (if such date is later than the exercise date) unless such optionee elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) election") must be made and filed with the IRS within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. The Company, in computing its Federal income tax, will be entitled to a deduction in an amount equal to the compensation taxable to the optionee. Options granted under the Equity Plan should be fully deductible without regard to the deduction limit of Section 162(m) of the Internal Revenue Code. SARs awarded with an exercise price equal to or in excess of the fair market value of the Common Stock on the grant date should be fully deductible without regard to the deduction limit of Section 162(m) of the Internal Revenue Code.
Because the Company may grant SARs at less than 100% of fair market value, SARs granted to Named Executive Officers at less than fair market value may not be fully deductible, if and to the extent the income recognized on the exercise of the options or with respect to other compensation in the same calendar year exceeds $1,000,000. The foregoing discussion applies equally to Stock Options granted non-employee directors as well as officers and employees.



         B. Restricted Stock. A participant who is granted restricted Common Stock may make a Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of Common Stock granted shall be taxed as capital gains (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, then the grant shall be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire, except in the case of a 16(b) Person in which case the fair market value will be determined six months after the date in which the restricted Common Stock was granted (if such date is later than the expiration date of the restrictions). Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Company. The Company is entitled to an income tax deduction for any compensation income taxed to the participant. The Company is entitled to an income tax deduction for any compensation income taxed to the participant, subject to the Section 162(m) limitation on the deductibility of non-performance based compensation in excess of $1,000,000 to the Named Executive Officers. Restricted Stock granted under the Equity Plan will not qualify as performance based compensation under Section 162(m).


         C. Deferred Stock. A recipient of an award of deferred Common Stock will not recognize taxable income until the applicable deferral period has expired and the recipient is in receipt of the Common Stock subject to the award or an equivalent amount of cash, at which time he will recognize compensation income equal to the full fair market value of the Common Stock on such date or the amount of cash paid to him. The Company, in computing its Federal income tax, will be entitled to a deduction in an amount equal to the compensation taxable to the recipient of an award at the time the deferral period expires, subject to the Section 162(m) limitation on the deductibility of non-performance based compensation in excess of $1,000,000 to the Named Executive Officers. Deferred Stock granted under the Equity Plan will not qualify as performance based compensation under Section 162(m).


         D. Deferred Retainer. The deferral of the annual retainer and other cash compensation by a non-employee director in accordance with the terms of the Equity Plan will defer tax recognition by the director until the actual distribution of such cash or shares of Common Stock or other property in lieu of cash, which will generally occur upon termination of service as a director. The bookkeeping record reflecting the Company's obligation to the director, whether recorded in cash, in shares of Common Stock or some other unit will reflect that the director is only an unsecured creditor of the Company. If any deferred retainer is applied to the grant of additional stock options, the amount of such deferred retainer will be taxable to the director, and deductible by the Company, at the time such options are exercised.
In addition, Stock Options in lieu of retainer or other cash compensation granted in accordance with the Equity Plan will be subject to tax recognition similarly to other stock options discussed previously.


         In the event any payments or rights accruing to a participant upon a Change in Control, or any other payments awarded under the Equity Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the participant from the Company, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

         The table below indicates the options issued to the Company's non-employee directors under the Equity Plan. The benefits to be received by other participants in the Equity Plan are not currently determinable.


                               NEW PLAN BENEFITS
            Walbro Corporation Equity Based Long Term Incentive Plan

 Name and Position                                  Dollar Value                   Number of Units
 -----------------                                  ------------                   ---------------
 Lambert E. Althaver                                     *                                *

 Daniel L. Hittler                                       *                                *

 Gary L. Vollmar                                         *                                *

 Robert H. Walpole                                       *                                *

 Richard H. Whitehead III                                *                                *

 Executive Group                                         *                                *

 Non-Executive Director Group                            *                            60,000(1)

 Non-Executive Officer Employee Group                    *                                *
- ------------

*        Not currently determinable.
(1) This represents the total number of shares of the Company's Common Stock which may be purchased upon the exercise of options issued to the Company's current non-employee directors under the Equity Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE EQUITY PLAN AS AMENDED AND RESTATED.

                                   PROPOSAL 3

                      AMENDMENT OF RESTATED CERTIFICATE OF
                  INCORPORATION TO INCREASE AUTHORIZED CAPITAL
                AND NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has proposed and recommended for adoption by the stockholders, an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate"), to increase the number of authorized shares of Common Stock. The Board of Directors is seeking approval of the amendment to make available additional shares for use in connection with future acquisitions, the raising of additional capital, possible stock splits and stock dividends and other corporate purposes.

         The proposal would amend the Restated Certificate to increase the total authorized capital stock of the Company from 16,000,000 to 26,000,000 shares and to increase the number of authorized shares of Common Stock from 15,000,000 to 25,000,000 shares. No changes would be made to the number of authorized shares of Preferred Stock.


         As of February 21, 1995 there were 8,564,576 shares of Common Stock issued and outstanding. In addition, as of that date there were 856,457 shares of Common Stock reserved for issuance under the Company's Equity Plan and 33,100 shares of Common Stock reserved for issuance under the Company's 1983 Stock Option Plan. Consequently, the Company had 5,545,867 shares of Common Stock available for future issuance as of February 21, 1995. If the proposal to increase the number of authorized shares of Common Stock is approved there will be an additional 10,000,000 shares of Common Stock available for future issuance, bringing the total available to 15,545,867 shares.



         The Board of Directors believes that the proposed amendment is in the best interests of the Company and believes that the increased authorized number of shares will provide the Company with flexibility to act in a timely manner to take advantage of favorable market conditions and other opportunities, avoiding the potential delays and expenses involved in conducting a special meeting of stockholders to authorize additional shares when needed. There are no current plans, commitments or arrangements to issue additional shares of any class of stock, other than issuances which may be made pursuant to the Equity Plan and the 1983 Stock Option Plan.


         The proposed amendment provides that Article IV, Section 4.1 of the Restated Certificate be amended to read in its entirety as follows:

                 "SECTION 4.1. AUTHORIZED CAPITAL STOCK. The amount of the total authorized capital stock of the Company is 26,000,000 shares, which are divided into two classes as follows: 1,000,000 shares of Preferred Stock having a par value of $1.00 per share and 25,000,000 shares of Common Stock having a par value of $0.50 per share."

         The proposed amendment will have no impact, positive or negative, upon the terms or the rights of the holders of other classes of the Company's capital stock.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL AND THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                         INDEPENDENT PUBLIC ACCOUNTANT

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Arthur Andersen & Co. to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 1995. Arthur Andersen & Co. has been the Company's independent public accountant for nine years. A representative of Arthur Andersen & Co. is expected to be present at the Annual Meeting with the opportunity to make a statement, if he or she desires, and is expected to be available to respond to appropriate questions with respect to that firm's examination of the Company's Consolidated Financial Statements.


                         PROPOSALS OF SECURITY HOLDERS

         Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Secretary of the Company, 6242 Garfield Street, Cass City, MI 48726, no later than November 10, 1995.


                                   FORM 10-K

         The Company will furnish without charge a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1994, including the financial statements and the schedules thereto, upon the written request of any security holder as of the record date, and will provide copies of the exhibits to such Annual Report upon payment of a reasonable fee which shall not exceed the Company's reasonable expenses incurred in connection therewith. Requests for such materials should be directed to Secretary, Walbro Corporation, 6242 Garfield Street, Cass City, Michigan, 48726.


                                 OTHER BUSINESS

         It is not anticipated that any matters will be presented to the stockholders other than those mentioned in this Notice. However, if other matters are brought before the meeting, it is intended that the persons named in the Proxy will vote as the Board of Directors directs.


                                          By order of the Board of Directors


                                          /s/ Daniel L. Hittler
                                          Daniel L. Hittler, Secretary



                    ALL STOCKHOLDERS ARE URGENTLY REQUESTED

                    TO SIGN AND MAIL THEIR PROXIES PROMPTLY

                                                                      APPENDIX A

                               WALBRO CORPORATION

                     EQUITY BASED LONG TERM INCENTIVE PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JUNE 20, 1994)


SECTION 1.  Purposes; Definitions.


         This Equity Based Long Term Incentive Plan was adopted by the Board of Directors on February 6, 1991 and approved by the Company's stockholders on April 23, 1991. The Board of Directors of the Company has determined to amend and restate the Plan, effective June 20, 1994 to permit certain awards in respect of non-employee directors, and effective as of the date of the execution hereof, to permit certain other modifications the Board of Directors deems appropriate, subject to the approval of the Company's stockholders. The purpose of the Plan as amended and restated is to enable officers, key employees and directors of the Company and its Affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company. The Plan also provides a means through which the Company can attract and retain such key persons of merit.


         For purposes of the Plan, the following terms are defined as set forth below:

                 (a) "Account" means the record of an interest in this Plan with respect to a Director's Deferred Retainer represented by his or her:

                          (1) "Cash Account" which means an interest in this Plan composed of Deferred Retainers posted with a cash value to the credit of the Director, plus all income and gains credited to and minus all losses charged to such account, and minus all distributions charged to such account.

                          (2) "Stock Account" which means an interest in this Plan composed of Deferred Retainers posted with shares of Common Stock to the credit of the Director, plus all income and gains credited to and minus all losses charged to such account, and minus all distributions charged to such account.

         The value of an Account at any time, other than on a Valuation Date, shall be the Account accrued as of the immediately preceding Valuation Date increased by the amount credited to the Account since the previous Valuation Date, and reduced by the value of any distributions from the Account. On the Valuation Date, the value shall be that as determined under the preceding sentence increased by the value of any income and gains and decreased by the value of all losses for that Valuation Date. Each Account represents an unfunded commitment of the Company to pay in the future the amounts credited thereunder, subject to all of the terms and conditions of this Plan. The Committee may establish more than one Account with respect to a Director, and the Plan shall apply separately with respect to each Account.

                 (b) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Committee as such.

                 (c) "Award" means a Stock Appreciate Right, Stock Option, Deferred Option, Restricted Stock or Deferred Stock.

                 (d)      "Board" means the Board of Directors of the Company.

                 (e) "Cause" means an act or acts of dishonesty by the optionee constituting a felony under applicable law and resulting or intending to result directly or indirectly in gain to or personal enrichment of the optionee at the Company's expense. Notwithstanding the foregoing, the optionee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to him has been given or has been made and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board the optionee was guilty of conduct set forth above in the first sentence of this Section 2(e) and specifying the particulars thereof in detail.

                 (f) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 15(b) and (c), respectively.

                 (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                 (h) "Commission" means the Securities and Exchange Commission or any successor agency.

                 (i)      "Committee" means the Committee referred to in
         Section 3.

                 (j) "Common Stock" means common stock, par value $0.50 per share, of the Company.

                 (k) "Company" means Walbro Corporation, a Delaware corporation.

                 (l) "Conversion Election" means a non-binding election, on such form as may be required by the Committee, by a Director to change the method of measuring the investment return on all or some specified portion of the Director's Cash Account.

                 (m) "Deferral Election" or "Election" means an election by a Director to (a) either receive all of his or her Retainer on a current basis or to reduce his or her Retainer for a Retainer Year by an amount or percentage specified in the Election; and (b) to select whether the Deferred Retainer for that Retainer Year will be posted to the Cash Account, the Stock Account, converted to Deferred Options or a combination of the foregoing. With respect to any period or Election for which Rule 16b-3 as in effect on April 30, 1991 is in effect or applies, the Election shall be a one-time, irrevocable Election and shall apply to each and every Retainer during the period such Rule 16b-3 applies to the Plan (or any later period if designated by the Committee), and with respect to any period or Election for which Rule 16b-3 as promulgated in Securities and Exchange Commission Release 34-28869 (including any amendment or successor thereto) applies, the Deferral Election shall be effective only if received on a Notice Date that is at least six months prior to the transaction to which the Election relates and is irrevocable with respect to any Retainer Year that has commenced.

                 (n) "Deferred Option" means an Option granted to the Director pursuant to a Deferral Election.

                 (o) "Deferred Retainer" means the amount of the Retainer posted to the Account from time to time based upon the Director's Deferral Election to defer some or all of his or her Retainer.


                 (p)      "Deferred Stock" means an award made pursuant to
         Section 10.


                 (q) "Director" means each and any director who serves on the Board and who is not an officer or employee of the Company or any of its Affiliates.

                 (r) "Director Grant Date" means (1) with respect to a person who was a Director on June 20, 1994, and (2) with respect to a Director who was not a Director on June 20, 1994, the first business day of the initial term for which the Director is elected or appointed; and (3) with respect to a Deferred Option, the date the Retainer would have been paid in cash if not deferred pursuant to an Election.

                 (s) "Disability" means a permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.


                 (t) "Disinterested Person" shall have the meaning set forth in Rule 16b-3, or any successor definition adopted by the Commission and shall mean a person who is also an "outside director" under Section 162(m) of the Code.



                 (u) "Early Retirement" means retirement from active employment with the Company or an Affiliate on or after age 55 but prior to age 65.


                 (v) "Earnings Factor" means the product of (1) the prime interest rate as of the first business day within the accounting period as established by the Company's principal bank, or such other interest rate as may be designated from time to time by the Committee and (2) a fraction, the numerator of which is the number of full calendar months in the accounting period and the denominator of which is 12. If the accounting period is other than one or more full calendar months, the Committee shall appropriately modify the fraction calculated under the preceding sentence.

                 (w) "Effective Date" means the date specified by the Board at the time the Plan is approved by the Board.

                 (x) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.


                 (y) "Fair Market Value" means, except as otherwise provided in this Plan, the mean, as of any given date, between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, any other national exchange on which the Common Stock is listed or on The Nasdaq Stock Market. If there is no regular public trading market for such stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.


                 (z) "Investment Election" means an election, on such form as may be required by the Committee, by the Director to direct the method of measuring the investment return of his or her Cash Account.

               (aa) "Investment Fund" means one or more of the investment alternatives (other than Common Stock) which are available and designated by the Committee, and which are used as a measurement of investment return on Cash Accounts.


               (bb) "Normal Retirement" means retirement from active employment with the Company or an Affiliate at or after age 65.


               (cc) "Notice Date" means the date established by the Committee as the deadline for it to receive a Deferral Election or any other notification with respect to an administrative matter in order to be effective under this Plan.

               (dd) "Payment Date" means, with respect to an Account, the first day of the month coincident with or next following the earlier of
        (1) the date of the Director's Termination of Directorship and (2) the date of a Change in Control.

               (ee) "Plan" means the Walbro Corporation Equity Based Long Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.

               (ff)       "Restricted Stock" means an award under Section 9.

               (gg) "Retainer" means the retainer provided to a Director for services rendered as a Director, including attendance at meetings, but not the reimbursement of expenses, in his or her capacity as a Director.

               (hh)       "Retainer Year" means the calendar year.

               (ii)       "Retirement" means Normal or Early Retirement.

               (jj) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

               (kk) "Settlement Date" means the date on which financial transactions from a Trade Date are considered to be settled.

               (ll) "Stock Appreciation Right" means a right granted under Section 8.

               (mm) "Stock Option" or "Option" means an option granted under Section 6.

               (nn) "Sweep Date" means the date established by the Committee as the cutoff date and time for the Committee to receive notification with respect to a financial transaction in order to be processed with respect to a Trade Date.

               (oo) "Termination of Directorship" means the occurrence of any act or event that actually or effectively causes or results in the person's ceasing, for whatever reason, to be a Director of the Company, including, without limitation, death, Disability, removal, severance at the election of the Director, retirement, failure to be elected or stand for election as a Director, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates.

               (pp) "Termination of Employment" means the termination of the participant's employment with the Company or any Affiliate. A participant employed by an Affiliate of the Company shall also be deemed to incur a termination of employment if the Affiliate ceases to be an Affiliate and the participant does not immediately thereafter become an employee of the Company or another Affiliate.

               (qq) "Trade Date" means the date as of which a financial transaction is considered by this Plan to have occurred.

               (rr) "Trust" means the Walbro Corporation 1994 Director's Stock Incentive Trust.

               (ss) "Valuation Date" means the dates established by the Committee.

         In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


SECTION 2.  Plan Awards.

         To carry out the purpose of the Plan, the Company and its Affiliates will from time to time enter into various arrangements with persons eligible to participate in the Plan and confer various benefits upon them. If their terms and conditions and the benefits conferred by them are not inconsistent with the provisions of the Plan, such arrangements are authorized under the Awards. The authorized categories of benefits for which Awards may be granted, which are more fully described elsewhere in this Plan, are Stock Options, Deferred Options, Stock Appreciation Rights, Restricted Stock and any other benefits granted under the Plan that are not among those listed above, but which (a) by their terms will or might involve the issuance or sale of Common Stock, (b) are measured, in whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock, or (c) may result in a cash payment.


         An Award may confer one such benefit or two or more of them in tandem or in the alternative. Subject to the provisions of the Plan, any Award granted pursuant to the Plan shall contain such additional terms and provisions as those administering the Plan for the Company may consider appropriate.
Among other things, any such Award may, but need not, also provide for the satisfaction of any applicable tax withholding obligation by the retention of shares to which the grantee would otherwise be entitled or by the grantee's delivery of previously owned shares or other property.

SECTION 3.  Administration.

         The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of such number of Disinterested Persons as is required for an application of Rule 16b-3, each of whom shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the members of the Board who are Disinterested Persons.

         The Committee shall have plenary authority to grant Awards to officers, key employees and Directors of the Company and its Affiliates.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

                 (a) to select the officers and key employees to whom Awards may from time to time be granted;

                 (b) to determine whether and to what extent Stock Options, Deferred Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock or any combination thereof are to be granted hereunder;

                 (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                 (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the share price, any vesting restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine);

                 (e) to adjust the terms and conditions, at any time or from time to time, of any Awards, including with respect to performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan;

                 (f) to determine under what circumstances an Award may be settled in cash or Common Stock under the terms of the Plan;

                 (g) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

                 (h)      to establish, maintain and adjust Accounts;

                 (i) to administer Deferral Elections, and to determine whether to permit and administer Investment Elections and Conversion Elections;

                 (j) to establish and determine the Earnings Factor, if any;

                 (k) to establish and determine the Investment Funds, if any, to be applied under the Plan;

                 (l) to direct and implement the payment of Accounts as of the Payment Date; and

                 (m) to interpret and make final determination with respect to the number of shares of common stock remaining available.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

         The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one (1) or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

         Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions shall be final and binding on all persons, including the Company and the Plan participants.

SECTION 4.  Common Stock Subject to the Plan.


         The total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be equal to ten percent (10%) of the number of shares of Common Stock outstanding on the date the amendment and restatement of the Plan is approved by the stockholders of the Company. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.


         Subject to Section 8(b)(iv), if any shares of Stock that have been optioned cease to be subject to a Stock Option, if any shares of Stock that are subject to any Award are forfeited, if any Award otherwise terminates without a payment being made to the participant in the form of Stock or if any shares of Common Stock that were previously issued under the Plan are received in connection with the exercise of an Award, such shares shall again be available for distribution in connection with Awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, spin-off, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other similar change in corporate structure affecting the Common Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and Option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 5.  Eligibility.

         Officers and key employees of the Company and its Affiliates (but excluding members of the Committee) who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. Each Director shall be eligible to be granted Stock Options to purchase shares of Common Stock in accordance with Section 7 and shall be eligible to make a Deferral Election as provided in the Plan. The Committee may designate any person as not eligible to participate in the Plan even if such person would be otherwise eligible to participate in the Plan, and members of the Committee are not eligible to participate to the extent inconsistent with such persons intended status as a Disinterested Person.

SECTION 6.  Stock Options.

                 (a) Administration. Stock Options may be granted either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and key employees to whom, and the time or times at which grants of Stock Options will be made, the number of shares of Common Stock with respect to which Stock Options will be granted, the time or times within which such Stock Options will be subject to forfeiture, and any other terms and conditions of the Stock Options, in addition to those contained in Section 6(c). Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve and the Committee shall have the authority to grant any optionee Stock Options. However, no Stock Options within the meaning of Section 422 of the Code may be granted under the Plan, and no Stock Option shall be granted under this
         Section 6 to a Director. During any three-calendar-year period, Stock Options for no more than 150,000 shares of Common Stock shall be granted to any person.


                 (b) Option Agreements. Stock Options shall be evidenced by Option agreements, the terms and provisions of which need not be the same with respect to each optionee. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual as a participant in any grant of Stock Options, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Option agreement. The Company shall notify a participant of any grant of a Stock Option, and a written Option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the participant.


                 (c) Terms and Conditions. Options granted under the Plan shall be subject to the following terms and conditions and the relevant Option agreements shall contain such additional terms and conditions as the Committee shall deem desirable:

                          (i) Option Price. The Option price per share of Common Stock purchasable under a Stock Option shall be set forth in the Option agreement and shall be equal to the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

                         (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than the ten (10) years and one (1) day after the date the Stock Option was granted.

                        (iii) Exercisability. Subject to Section 6(c)(i) and 15(a)(i), Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

        In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

                 (d)     Method of Exercise.  Subject to the provisions of this
        Section 6, Stock Options may be exercised, in whole or in part, at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

                 Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the optionee having a total Fair Market Value on the date of such delivery equal to the Option price; (ii) by authorizing the

        Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value as of the date of delivery equal to the Option price; (iii) by delivery of cash or the extension of credit by a broker-dealer to whom the optionee has submitted a notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise"); or (iv) any combination of the foregoing.

                 If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock or Deferred Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Stock or Deferred Stock was subject, unless otherwise determined by the Committee.

                 No shares of Common Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or Deferred Stock, an optionee shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares, has given, if requested, the representation described in Section 18(a) and such shares have been recorded on the Company's official stockholder records as having been issued or transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded on the Company's official stockholder records as having been issued or transferred, except as provided in Section 4.


                 (e) Non-transferability of Options. Except as provided in an Option agreement, no Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee. Notwithstanding the foregoing, if and to extent transferability is permitted and exempt under Rule 16b-3 and except as otherwise provided in an Option agreement, every Stock Option shall be freely transferable. The terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred.


                 (f)     Effect of Termination of Employment on Option.

                          (i) By Reason of Death. If an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of five (5) years (or such other period as the Committee may specify in the relevant Option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                         (ii) By Reason of Disability. If an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of six (6) years (or such other period as the Committee may specify in the relevant Option agreement) from the date of such Disability or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the optionee dies within such six (6) year period (or such shorter period), an unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such six (6) year (or shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.



                        (iii) By Reason of Retirement. If an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, for a period of six (6) years (or such shorter period as the Committee may specify in the relevant Option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such six (6) year (or such shorter) period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such six (6) year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.



                         (iv) Other Termination. Unless otherwise determined by the Committee and set forth in the relevant Option agreement, if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of three (3) months from the date of such Termination of Employment or the balance of such Stock Option's term if such Termination of Employment of the optionee is involuntary and without Cause. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change in Control, other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (x) six (6) months and one (1) day from the date of such Termination of Employment, and (y) the balance of such Stock Option's term.



                 (g) Cashing Out of Option; Settlement of Spread Value in Stock. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the optionee an amount in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the Option over the Option price times the number of shares of Common Stock subject to the Option on the effective date of such cash out. Cash outs relating to Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and the Committee may determine Fair Market Value based on the highest mean sales price of the Common Stock on any exchange on which the Common Stock is listed (or The Nasdaq Stock Market) on any day during such "window period" under the pricing rules set forth in Section 8(b)(ii)(2).



                 (h) Change in Control. Notwithstanding any other provision of the Plan, upon a Change in Control, in the case of Stock Options other than Stock Options held by an officer or director of the Company (within the meaning of Section 16 of the Exchange Act) which were granted less than six (6) months prior to the Change in Control (which will be governed by the proviso to this sentence) during the sixty (60) day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable, in lieu of the payment of the exercise price of the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within thirty (30) days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of the Common Stock under the Stock Option (the "Aggregate Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 6 shall have been exercised; provided, however, that if the end of such sixty (60) day period from and after a Change in Control is within six (6) months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), such Stock Option shall be cancelled in exchange for a cash payment to the optionee at the time of optionee's termination of employment equal to the Aggregate Spread multiplied by the number of shares of Common Stock granted under said Stock Option, plus interest on such amount at the prime rate as reported in the Wall Street Journal, compounded annually and determined from time to time. Notwithstanding the foregoing, if any right under this Section would cause a transaction to be ineligible for pooling of interest accounting that would but for the right hereunder be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.


SECTION 7.  Director Option Grants.

                 (a) Eligibility. Each Director shall be eligible to be granted Stock Options or Deferred Options to purchase shares of Common Stock as provided in this Section.

                 (b) Grant and Exercise. Each Director who is a Director on June 20, 1994 shall be granted a Stock Option on such date to purchase 10,000 shares of Common

        Stock without further action by the Board of Directors or the Committee. Each Director whose initial term as a member of the Board commences after June 20, 1994 shall be granted a Stock Option (other than a Deferred Option) on the Director Grant Date to purchase 10,000 shares of Common Stock without further action by the Board of Directors or the Committee. A Director shall be granted Deferred Options if elected by the Director in a Deferral Election on the Director Grant Date applicable to that Election. The number of Deferred Options to be granted for any Retainer Year shall equal the quotient obtained by dividing the amount of the Deferred Retainer by 75% of the Fair Market Value per share of the Common Stock on the relevant date. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. The Option price of all Deferred Options shall be 25% of the Fair Market Value per share on the Director's Grant Date.

                 (c) Terms and Conditions. Options shall be subject to such terms and conditions as shall be determined by the Committee and unless otherwise provided in an Agreement shall include the following:

                 (d) Option Period. The Option Period of each Option shall be ten (10) years.

                 (e) Exercisability. Subject to Section 15(a), Options shall be exercisable upon the earliest of the date of the Director's death or Disability and the date that is the six-month anniversary of the Director's Grant Date. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option. An Award, including any Options not yet exercised and the value of the Account not yet distributed, shall be forfeited if the Director incurs a Termination of Directorship due to Cause.

                 (f) Method of Exercise. A Director desiring to exercise an Option, in whole or in part, at any time during the Option period must give written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made
        (i) by delivering Common Stock already owned by the Director having a total Fair Market Value on the date of such delivery equal to the Option price; (ii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option price; (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Director has submitted a notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal

        Regulations, so-called "cashless" exercise); or (iv) by any combination of the foregoing. No shares of Common Stock shall be issued until full payment therefor has been made.

                 (g) Non-transferability of Options. Except as provided in an Option agreement, no Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee. Notwithstanding the foregoing, if and to extent transferability is permitted and exempt under Rule 16b-3 and except as otherwise provided in an agreement, every Stock Option shall be freely transferable. The terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred.


                 (h) Application of Other Sections. Sections 6(g) and 6(h) shall apply to Options granted to Director under this Section 7, to the extent permitted by applicable law.


SECTION 8.  Stock Appreciation Rights.

                 (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (other than a Stock Option granted to a Director) granted under the Plan. Such rights may be granted either at or after the time of grant of such Stock Option, but may not be granted to a Director. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.


                 A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in
        Section 8(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. During any three-calendar-year period, Stock Appreciation Rights with respect to no more than 150,000 shares of Common Stock shall be granted to any person.


                 (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

                          (i)     Stock Appreciation Rights shall be
                 exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 6 and this Section 8; provided, however, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six month period.

                         (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                 In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to
        Section 16(b) of the Exchange Act, the Committee:

                                  (1)      may require that such Stock
                         Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3; and


                                  (2)      may provide that the amount to be
                         paid upon exercise of such Stock Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Common Stock on any exchange on which the Common Stock is listed (or The Nasdaq Stock Market) on any day during such "window period".


                        (iii)     Stock Appreciation Rights shall be
                 transferable only when and to the extent that the underlying Stock Option would be transferable under Section 6(e).

                         (iv) To the extent required by Rule 16b-3, upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 9.  Restricted Stock.

                 (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan, but may not be awarded to a Director. The Committee shall determine the officers and key employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 9(c).


                 The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals of the participant or of the Company or any subsidiary, division or department of the Company for or within which the participant is primarily employed or such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.


                 (b) Awards and Certificates. Each participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

                         "The transferability of this certificate and shares of
                 stock represented hereby are subject to the terms and conditions (including forfeiture) of the Walbro Corporation Equity Based Long Term Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Walbro Corporation, 6242 Garfield Street, Cass City, Michigan 48726."

        The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award.

                 (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

                          (i) Restrictions. Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in
                 Section 9(c)(vi), during a period set by the Committee, commencing with the date of such Award (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance of the participant or of the Company or the subsidiary, division or department for which the participant is employed or such other factors or criteria as the Committee may determine.


                         (ii) Rights as Stockholder. Except as provided in this paragraph (ii) and Section 9(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to Section 18(f) of the Plan, (i) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and (ii) non-cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividend was paid.

                        (iii) Forfeiture of Restricted Stock. Except to the extent otherwise provided in the applicable Restricted Stock Agreement (referred to in Section 9(c)(vi)) and Sections 9(c)(i), 9(c)(iv) and 15(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

                         (iv) Waiver of Restrictions. In the event of hardship or other special circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

                          (v) Expiration of Restriction Period. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant.

                         (vi) Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

SECTION 10.  Deferred Stock.

                 (a) Administration. Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and key employees to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Common Stock will be deferred and any other terms and conditions of the Award, in addition to those contained in Section 10(b). Directors shall not be awarded Deferred Stock.

                 The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals of the participant or of the Company or subsidiary, division or department of the Company for or within which the participant is primarily employed or upon such other factors or criteria the Committee shall determine. The provisions of Deferred Stock Awards need not be the same with respect to each recipient.

                 (b) Terms and Conditions. Deferred Stock Awards shall be subject to the following terms and conditions:


                          (i) Subject to the provisions of the Plan and the Deferred Stock Agreement referred to in Section 10(b)(vii), Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.
                 At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 10(b)(vi), where applicable), the Committee may elect to deliver (1) Common Stock or (2) cash equal to the Fair Market Value of such

        Common Stock to the participant for the shares covered by the Deferred Stock Award.



                         (ii) Unless otherwise determined by the Committee and subject to Section 18(f) of the Plan, amounts equal to any dividends declared during the Deferral Period on the class or series of Common Stock covered by the Deferred Stock Award, with respect to the number of shares covered by a Deferred Stock Award, will be awarded, automatically deferred and deemed to be reinvested in additional Deferred Stock.


                        (iii) Except to the extent otherwise provided in the applicable Deferred Stock Agreement and Sections
                 (10)(b)(iv), 10(b)(v) and 15(a)(ii), upon a participant's Termination of Employment for any reason during the Deferral Period, the rights to shares still covered by the Deferred Stock Award shall be forfeited by the participant.


                         (iv) Based on service, performance of the participant or of the Company or any subsidiary, division or department for which the participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Deferred Stock Award and waive the deferral limitations for all or any part of such Award.


                          (v)     Except to the extent otherwise provided in
                 Section 15(a)(ii), in the event that a participant's employment is involuntarily terminated (other than for Cause), the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such participant's Deferred Stock.

                         (vi) A participant may elect to further defer receipt of the Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for the Award (or for such installment of an Award).


                        (vii) Each Award shall be confirmed by, and be subject to the terms of, a Deferred Stock Agreement.


SECTION 11.  Director Deferrals.


                 (a) Deferred Retainer. A Director who desires to have a Deferred Retainer credited to an Account on his or her behalf shall file a Deferral Election pursuant to the procedures of the Committee specifying and authorizing an amount or percentage of his or her Retainer otherwise payable to be reduced and to be:

                         (1)      posted to the Cash Account; or

                         (2)      posted to the Stock Account; or

                         (3)      replaced by Deferred Options; or

                         (4)      a combination of any of the foregoing.


        If a Director's Deferral Election is, in whole or in part, the election to receive a Deferred Option, the terms and conditions regarding such Deferred Option shall be determined under Section 7 and unless otherwise specified shall be the same as any other Stock Options granted to Directors under the Plan. A Director who does not elect a Deferred Retainer shall be deemed to have made an Election to receive all the Retainer on a current basis.

                 (b) Election Procedures. If properly executed and received by the Committee, a Deferral Election shall be effective only with respect to a Retainer paid in a Retainer Year to which the Deferral Election applies and only with respect to a Retainer paid after the Notice Date for the Deferral Election. Consistent with the above, the Committee may establish rules and procedures governing when a Deferral Election will be effective and what Retainer will be deferred by the Deferral Election; provided such rules and procedures are not more permissive than the terms and provisions of this Plan.


                 (c) Posting. For each Retainer Year for which a Deferral Election is in effect, the Company shall:

                         (1) post to the Cash Account the amount reflected in the Deferral Election to be so posted;

                         (2) post to the Stock Account the number of shares of Common Stock equal to the amount of the Deferred Retainer to be posted to the Stock Account divided by the Fair Market Value per share of the Common Stock on the posting date;

                         (3)      distribute to the Participant Deferred
                                  Options; or

                         (4)      a combination of the foregoing.

                 (d) Fully Vested Deferral Accounts. A Director shall be fully vested and have a nonforfeitable right to his or her Account at all times.

                 (e) Distribution. A Director shall receive the value of the Account in cash in a single sum on the Payment Date (in the case of a Payment Date other than due to the death of the Director).

                 (f) Payment to a Representative. Upon the death of a Director, the balance in his or her Accounts shall be paid to the Director's beneficiary in a single sum as soon as administratively possible after the Director's Payment Date (which is due to the death of the Director).

SECTION 12.  Accounting for Directors' Accounts and for Investment Funds.

                 (a)     Individual Accounting.

                         (1) Account Maintenance. The Committee shall cause the Accounts for each Director to reflect transactions involving amounts posted to the Accounts and the measurement of investment returns on Accounts in accordance with this Plan. Investment returns during or with respect to an accounting period shall be accounted for at the individual account level by "posting" such returns to each of the appropriate Accounts of each affected Director. Account values shall be maintained in shares, units or dollars. Cash dividends credited to the Director's Stock Account shall be deemed to be invested in additional shares of Common Stock.

                         (2) Trade Date Accounting and Investment Cycle. For any financial transaction involving a change in the measurement of investment returns, or distributions to be processed as of a Trade Date, the Committee must receive instructions by the Sweep Date and such instructions shall apply only to amounts posted to the Accounts as of the Trade Date. Such financial transactions in an Investment Fund shall be posted to a Director's Accounts as of the Trade Date and based upon the Trade Date values. All such transactions shall be effected on the Settlement Date (or as soon as is administratively feasible) relating to the Trade Date as of which the transaction occurs.

                         (3) Suspension of Transactions. Whenever the Committee considers such action to be appropriate, the Committee, in its discretion, may suspend from time to time the Trade Date.

                         (4) Error Correction. The Committee may correct any errors or omissions in the administration of this Plan by restoring or charging any Account with the amount that would be credited or charged to the Account had no error or omission been made.

                 (b) Accounting for Investment Funds. The investment returns of each Investment Fund shall be tracked in the manner directed by the Committee. Investment income, earnings and losses charged against the Accounts shall be based solely upon the actual performance of each of the Investment Funds for the period of time all or some portion of each of the Accounts has been designated to use such Investment Fund as a measurement of investment returns.

SECTION 13.  Investment Funds and Elections.

                 (a) General. The Committee may provide in its sole discretion for the application of Investment Funds under the Plan. If so, a separate Investment Election and Conversion Election must be made with respect to the Deferred Retainer and Accounts; provided, however, if no Investment Election or Conversion Election is received from a Director, such Director will be deemed to have submitted a Conversion Election with respect to his or her Accounts, which designates that such Account will have its investment returns measured by the Earnings Factor. If Investment Funds are not applied by the Committee, investment returns shall be measured by the Earning Factor.

                 (b)     Investment of Deferred Retainer.

                         (1) Investment Election. Subject to Section 13(a), each Director may, by submission to the Committee of a completed Investment Election form provided for that purpose by the Committee, request the Committee to use a measurement of investment returns for Deferred Retainers posted to his or her Cash Account in one or more Investment Funds.

                         (2) Effective Date of Investment Election; Change of Investment Election. A Director's initial Investment Election will be effective with respect to a Fund on the Trade Date which relates to the Sweep Date on which or prior to which the Investment Election is received pursuant to procedures specified by the Committee. Any Investment Election which has not been properly completed will be deemed not to have been received. A Director's Investment Election will continue in effect notwithstanding any change in the Retainer until the effective date of a new Investment Election. A change in Investment Election shall be effective with respect to a Fund on the Trade Date which relates to the Sweep Date on which or prior to which the Committee receives the Director's new Investment Election.

                 (c)     Investment of Cash Accounts.

                         (1) Conversion Election. Notwithstanding a Director's Investment Election, if the Committee permits the application of Investment Funds, a Director may request the Committee, by submission of a completed Conversion Election provided for that purpose to the Committee, to change the measurement of investment returns of his or her Cash Account.


                         (2) Effective Date of Conversion Election. A Conversion Election to change a participant's measurement of investment returns of his or her Cash Accounts in one Investment Fund to another Investment

                                  Fund shall be effective with respect to
                                  such Investment Funds on and after the Trade
                                  Date which relates to the Sweep Date on which or prior to which the Conversion Election is received pursuant to procedures specified by the Committee. Notwithstanding the foregoing, to the extent required by any provisions of an Investment Fund, the effective date of any Conversion Election may be delayed or the amount of any permissible Conversion Election may be reduced. Any Investment Election which has not been properly completed will be deemed not to have been received.


SECTION 14.  Funding.

                 (a) Satisfaction of Obligation. The Company's obligation to a Director with respect to an Account shall be satisfied by payments made to the Director from the Trust or from the Company in its sole discretion.

                 (b) Trust. The Company may establish the Trust on or about the date this Agreement is adopted. The Trust may be revocable or irrevocable.

                 (c) Letter of Credit. Within thirty (30) days of the Effective Date, the Company may place in the Trust a standing letter of credit for an amount sufficient to pay estimated accruals under this Agreement. Within the first thirty (30) days of commencement of each Fiscal Year, the Company may adjust the amount of the letter of credit to equal the sum of all Directors' Accounts as of the last Valuation Date in the prior fiscal year of the Company plus a good faith estimate of accruals for the current fiscal year. The letter of credit may be irrevocable.

                 (d) Notice to Trustee. If a payment required under the terms of this Agreement has not been made to a Director or Representative, the Director or Representative must notify the Trustee in writing of the amount owed to him pursuant to this Agreement and the date such amount was due and payable.

SECTION 15.  Change in Control Provisions.

                 (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 15(b)):

                          (i) Any Stock Appreciation Rights, Stock Options and Deferred Stock Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested in the full extent of the original grant; provided, however, that, in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

                         (ii) The restrictions and deferral limitations applicable to any Restricted Stock and Deferred Stock shall lapse, and such Restricted Stock and Deferred Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

                 (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:


                          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (1) the then outstanding shares of Common Stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by a Person including the participant or with whom or with which the participant is affiliated; (4) any acquisition by a Person or Persons one or more of whom or which is a member of the Board or an officer of the Company or an affiliate of any of the foregoing on the Effective Date, (5) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (6) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (iii) of this Section 15(b); or


                         (ii) During any period of twenty-four (24) consecutive months, individuals who, as of the beginning of such period, constituted the entire Board cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the Continuing Directors, as hereinafter defined, in office on the date of such election or nomination for election for the new director. For purposes hereof, "Continuing Director" shall mean:

                                  (a) any member of the Board at the close of business on the Effective Date; or


                                  (b)      any member of the Board who
                         succeeded any Continuing Director described in clause
                         (a) above if such successor's election, or nomination for election, by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then still in office. The term "Continuing Director" shall not, however, include any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A of the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.



                        (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless following such reorganization, merger or consolidation,
                 (A) more than 60% of the then outstanding securities having the right to vote in the election of directors of the corporation resulting from such reorganization, merger or consolidation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who where the beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such reorganization, merger or consolidation, (B) no Person (excluding the Company, employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of the corporation resulting from such reorganization, merger or consolidation, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation are Continuing Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or



                         (iv) Approval by the stockholders of the Company of (A) complete liquidation or dissolution of the Company or
                 (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 60% of the then outstanding securities having the right to vote in the election of directors of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such sale or other disposition of such outstanding securities, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of such corporation and (3) at least a majority of the members of the board of directors of such corporation are Continuing Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

                 (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the highest price per share (i) paid in any transaction reported on the New York Stock Exchange or other national exchange on which such shares are listed or on The Nasdaq Stock Market, or (ii) paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding sixty (60) day period as determined by the Committee.


SECTION 16.  Amendments and Termination.


        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a Deferred Option or a recipient of a Stock Appreciation Right, Restricted Stock Award and Deferred Stock Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed or The Nasdaq Stock Market.


        The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3, and no amendment shall reduce the Option price.


        Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other factors necessary to administer the Plan in accordance with the intentions of the Company in establishing the Plan and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.


SECTION 17.  Unfunded Status of Plan.

        It is presently intended that the Plan constitute an "unfunded" Plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 18.  General Provisions.

                 (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                 All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed (or The Nasdaq Stock Market) and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


                 (b) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

                 (c) The adoption of the Plan shall not confer upon any employee any right to continued employment or service as a Director nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time.

                 (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

                 (e) At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Common Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Common Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

                 (f) The reinvestment of cash dividends in additional Restricted Stock or Deferred Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 4 for such reinvestment (taking into account then outstanding Stock Options and other Plan Awards).

                 (g) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

                 (h) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                 (i) In addition to such other rights of indemnification as they may have as members of the Board and to the extent permitted by law, the members of the Committee and the Committee shall be indemnified and held harmless by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or any failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) as paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee or Committee member is liable for gross negligence or gross misconduct in the performance of its or his duties; provided that, within 60 days after institution of any such action, suit or proceeding, the Committee or the Committee member shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the action, suit or proceeding.


                 (j) This Plan shall inure to the benefit of and be binding upon the Company and its successors and permitted assigns.

                 (k) A grant of any Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structures or to merge, consolidate, dissolve, liquidate, sell or transfer all or part of its business or its assets.

PROXY                                                                     PROXY

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                      ANNUAL MEETING OF STOCKHOLDERS OF
                              WALBRO CORPORATION
                         TO BE HELD ON APRIL 19, 1995


        The undersigned hereby appoints Lambert E. Althaver and Robert H. Walpole, and each or either of them, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned, to vote the number of shares that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of Walbro Corporation to be held in Chicago, Illinois at Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois, on the 19th day of April, 1995 at 11:00 a.m. local time, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

IF NOT MARKED TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

IMPORTANT: THIS PROXY IS CONTINUED AND MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                              WALBRO CORPORATION
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]



[                                                                                                                                  ]

                                                         FOR ALL
                                                         EXCEPT
1. ELECTION OF CLASS II DIRECTORS:                       NOMINEES        3. PROPOSAL TO AMEND THE WALBRO
   Lambert E. Althaver, John E. Utley     FOR  WITHHELD  CROSSED OUT        CORPORATION RESTATED CERTIFICATE  FOR   AGAINST  ABSTAIN
   (TO WITHHOLD AUTHORITY TO VOTE FOR     [ ]    [ ]      [ ]               OF INCORPORATION TO INCREASE      [ ]     [ ]      [ ]
   ANY INDIVIDUAL NOMINEE(S), STRIKE                                        AUTHORIZED CAPITAL AND NUMBER
   A LINE THROUGH THE NOMINEE'S NAME                                        OF AUTHORIZED SHARES OF COMMON
   ABOVE AND FILL IN THE "FOR ALL                                           STOCK.
   EXCEPT NOMINEES CROSSED OUT" OVAL.)
2. PROPOSAL TO APPROVE THE AMENDED        FOR   AGAINST  ABSTAIN
   AND RESTATED WALBRO CORPORATION        [ ]     [ ]      [ ]
   EQUITY BASED LONG TERM INCENTIVE
   PLAN                                                                  4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
                                                                            UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
                                                                            MEETING.
                                                                                     ______________________________________________
                                                                                     Signature

                                                                                     ______________________________________________
                                                                                     Signature (if held jointly)

                                                                                     Dated:__________________________________, 1995

                                                                                     Signature(s) of holders of common stock should
                                                                                     agree with the name(s) shown on this Proxy. For
                                                                                     joint accounts, both owners should sign. When
                                                                                     signing as attorney, executor, administrator,
                                                                                     trustee or guardian, please give title as such.
                                                                                     When signing as a corporation, please sign in
                                                                                     full corporate name by President or other
                                                                                     authorized officer. When signing as a
                                                                                     partnership, please sign in partnership name
                                                                                     by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                             EDGAR FORMAT APPENDIX


  Pursuant to Rule 304(a) of Regulation S-T, following is a list of all graphic or image information contained in the paper format version of the Notice of Annual Meeting of Stockholders, Proxy Statement and Form of Proxy:

  1. The Notice of Annual Meeting (cover page) contains the Walbro Corporation logo, centered at the top of the page above the Company name. The logo consists of the word "Walbro".

  2. Page 23 contains a line graph, with the horizontal axis labeled in years from 1989 through 1994, and the vertical axis labeled in dollars from 0 to 350, in increments of 50, on which the data contained in the table on page 22 of the attached EDGAR format version is represented by three lines, labeled "Walbro Corporation", "Auto & Motor Vehicle Part Industry Peer Group" and "Standard and Poor's 500 Index", respectively. The key to the lines contained in the graph is set forth above the graph and the data represented in the graph is set forth below the graph.